UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 21, 2025
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QT IMAGING HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)
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Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.0001 par value	QTI[1]	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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1QT Imaging Holdings, Inc. (the “Company”) has received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) that it has commenced proceedings to delist the Company’s common stock (ticker symbol: QTI) from Nasdaq, and suspended trading in the Company’s common stock pending the completion of such proceedings. As a result, effective January 28, 2025, the Company’s common stock commenced trading in the over-the-counter market under the symbol “QTIH”, and the trading of the common stock was upgraded to the OTCQB Venture Market on March 11, 2025.

Item 7.01     Regulation FD Disclosure.

On May 21, 2025, QT Imaging Holdings, Inc. (the “Company”) posted to the Company’s Investor Presentations section of its website www.qtimaging.com, an investor presentation containing supplemental product and operational information regarding the Company. A copy of the investor presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in, or incorporated into, this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.

This Current Report shall not be deemed an admission as to the materiality of any information in this Current Report that is being disclosed pursuant to Regulation FD.

Please refer to Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 9.01     Financial Statements and Exhibits.
(d)Exhibits:

Exhibit No.	Description
99.1	Investor Presentation dated May 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 21, 2025
		By:	/s/ Raluca Dinu
		Name:	Raluca Dinu
		Title:	Chief Executive Officer